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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                      FEBRUARY 3, 2004 (DECEMBER 29, 2003)
                      ------------------------------------


                      ALLIED HEALTHCARE INTERNATIONAL INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED ON ITS CHARTER)


           1-11570                                     13-3098275
  ------------------------                ------------------------------------
  (COMMISSION FILE NUMBER)                (IRS EMPLOYER IDENTIFICATION NUMBER)


                                    NEW YORK
         --------------------------------------------------------------
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


                  555 MADISON AVENUE, NEW YORK, NEW YORK 10022
                  --------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (212) 750-0064
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.           OTHER EVENTS.

         On the cover page of its Annual Report on Form 10-K for the fiscal year ended September 30, 2003, which was filed with the Securities and Exchange Commission on December 29, 2003, Allied Healthcare International Inc. (the "Company") reported that the aggregate market value of the voting and non-voting common equity held by non-affiliates of the Company as of December 26, 2003 was approximately $47,029,095. Pursuant to the rules and regulations of the Securities and Exchange Commission, the Company is required to disclose that, as of March 31, 2003, the end of the Company's most recently-completed second fiscal quarter, such aggregate market value, calculated in the same manner, was approximately $31,717,101.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2004

                              ALLIED HEALTHCARE INTERNATIONAL INC.


                              By:     /s/ Charles F. Murphy
                                   -------------------------------------
                                   Name:  Charles F. Murphy
                                   Title: Acting Chief Financial Officer